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                                                                      EXHIBIT 24


                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of BRUSH WELLMAN INC., an Ohio corporation (the "Corporation"), hereby constitutes and appoints Gordon D. Harnett, Clark G. Waite, Michael C. Hasychak, Leigh B. Trevor and Louis Rorimer, and each of them, their true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for them and in their names, place and stead, to sign on their behalf as a director or officer, or both, as the case may be, of the Corporation, an Annual Report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 on Form 10-K for the fiscal year ended December 31, 1993, and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission granting unto said attorney or attorneys-in-fact, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as they might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands as of the 1st day of March, 1994.



/s/ Gordon D. Harnett                                       /s/ Gerald C. McDonough
- ---------------------------------------------------         --------------------------------------------------
Gordon D. Harnett, Chairman, President,                     Gerald C. McDonough, Director
Chief Executive Officer and Director
(Principal Executive Officer)


/s/ Albert C. Bersticker                                    /s/ Robert M. McInnes
- ---------------------------------------------------         --------------------------------------------------
Albert C. Bersticker, Director                              Robert M. McInnes, Director


/s/ Charles F. Brush, III                                   /s/ Henry G. Piper
- ---------------------------------------------------         --------------------------------------------------
Charles F. Brush, III, Director                             Henry G. Piper, Director


                                                            /s/ John Sherwin, Jr.
- ---------------------------------------------------         --------------------------------------------------
Frank B. Carr,  Director                                    John Sherwin, Jr., Director


/s/ William P. Madar                                        /s/ Clark G. Waite
- ---------------------------------------------------         --------------------------------------------------
William P. Madar, Director                                  Clark G. Waite, Director and Senior
                                                            Vice President, Finance and
                                                            Administration, Chief Financial
                                                            Officer and Secretary
/s/ Julien L. McCall                                        (Principal Financial and Accounting
- ---------------------------------------------------         Officer)
Julien L. McCall, Director